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                                                                   EXHIBIT 23.2


                         CONSENT OF ERNST & YOUNG LLP



We consent to the incorporation by reference in the Registration
Statement on Form S-8 pertaining to the GalaGen Inc. Employee Stock Purchase Plan of our report dated January 23, 1996 with respect to the financial statements of GalaGen Inc. included in the Company's Registration Statement on Form S-1 (No. 333-1032).



                                                 Ernst & Young LLP

Minneapolis, Minnesota
June 5, 1996